UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, NE 68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2011

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

CWC Small Cap Aggressive Value Fund 2011 Shareholder Letter

We are pleased to outline for you a discussion of CWCRX/CWCIX performance during our first 3 quarters of managing the fund.  World events over the last nine months make this an interesting read.  We would like to thank all of our shareholders who continue to share our investment philosophy and long term outlook on investing.

Q1 2011

The first quarter of 2011 was dominated by headlines from international events.  The political unrest in the Middle East/North Africa continued to spread; eventually leading to American/NATO direct action being taken in Libya.  These events had a direct effect on the price of oil and subsequently the greater energy markets.  The tragic events in Japan that took a devastating human toll eventually became a nuclear crisis that had its own trickle down to the energy markets.  We have yet to write the final chapter on either situation and both remain possible impediments to the global economy for vastly different reasons. Even with this as a backdrop, the U.S. markets recorded impressive returns for the quarter.  The S&P 500 gained 5.92% while the Russell 2000 gained 7.94%.  The Small Cap Portfolio team continued to find attractive opportunities and remained virtually fully invested with stocks that continued to perform well.  The CWC Small Cap Aggressive Value Fund institutional class returned 9.20% while the retail class returned 9%.

Q2 2011

The second quarter of 2011 proved to be as tumultuous as predicted in earlier letters.  The markets reacted to strong economic news, then weak economic news.  International themes showed signs of strength, and signs of weakness, as the bull and bear continue their evenly fought battle.  Our Small Cap Portfolio struggled to overcome the decrease in our Energy stocks and a retreat in Consumer Discretionary.  The CWC Small Cap Aggressive Value Fund institutional class was down 2.93% while the retail class was down 3.12% vs. the Russell 2000, which was down 1.7%.

CWC is anticipating continued above-average volatility in Q3, with short-term political and economic news providing the impetus for market swings.  The domestic debt-ceiling dance will remain the primary political focus, as rumors of potential deals come and go.  Internationally the growth rate in China and the liquidity of Western Europe will provide the backdrop.

In the U.S. the suspense on the debt-ceiling is almost comical because everybody already knows the end of the story.  The book ends with the line “and they finally came to an agreement and raised the ceiling”.  The suspense is in which side of the aisle can squeeze more out of the negotiation.  China will continue to grow at a slightly decreased rate (8-9%) to partially offset the uninspired economies of the developed world.  And Western Europe will continue to apply band aids to gaping wounds.

The U.S. economy has survived the crises of the past few years due to the liquidity force fed by the Federal Reserve.  The end of QE2 on June 30th marked the beginning of the era where the Fed is trying to take the training wheels off the bike.  If the economy wobbles too much, we can put them back on.  But eventually the bike must stand on its own.  The fact we are starting the process now is a positive sign.  In our view, the economy will languish in a sub-par growth mode until the real estate market finally turns the corner.  We do not believe this is imminent.  Businesses involved directly or tangentially to the U.S. real estate market will continue to languish.  However, businesses outside of the real estate realm can take advantage of excess liquidity and enjoy excellent results.

Q3 2011

U.S. stocks reacted horribly to the financial worries coming out of Europe in the third quarter.  The fears of potential insolvency in Greece spreading to the rest of Europe, which could slow exports from the Far East, which could slow global GDP growth to 1-2%, which could derail the nascent recovery in the U.S. economy.  Greece’s economy is small enough that their entire output is little more than rounding error to the global economy.  Then why all the fuss?  The answer lies with who lent them the money that might not get paid back.  The member countries of the European Union and their major banks are the primary creditors to Greece and they are in a weak enough financial position that losses on their Greek investments could cause serious problems.  The old adage holds true “if you lend me $1 million euro, you are my bank.  If you lend me $1 billion euro, I am your partner.” The banks can’t afford to let Greece go bankrupt.

Now that we’ve framed the problem, let’s put it in context.  In 2008, based on the fragility of our banking system, Citibank would not lend to JP Morgan overnight!  The fear of a complete meltdown of our financial system was real and imminent.  The actions of the federal government to provide liquidity and stabilize our banking system were decisive, unprecedented, and heroic.  Somehow those actions are now viewed as predatory to the lower and middle classes…..but I digress.  The point is the stock prices at that time reflected the fear associated with the clear and present danger of a complete meltdown on the U.S. economy.  Since 2008, U.S. companies have gone through 3 years of recovery where they have become much more efficient and stockpiled cash to levels not seen before.  These actions do not include expanding and hiring new employees leading to our dismal employment statistics, but they lead to valuable companies that are much more able to handle setbacks.

We feel the discounts on stock prices delivered during the third quarter are too pessimistic and the market represents an attractive opportunity to purchase stocks.  The Russell 2000 lost 21.87% in Q3 while the CWC Small Cap Aggressive Value Fund institutional and retail classes were both down 23.30%.  Many of the stocks that took the brunt of the decline are in the global, cyclical category and represent some of the best opportunities as markets normalize.

Once again, we thank you for your support and long term outlook to investing.

Thane Cleland

Chief Investment Officer

Notes:

S&P 500- an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Russell 2000- an unmanaged index that is a widely recognized indicator of small capitalization company performance.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

2496-NLD-11/21/2011

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW
September 30, 2011 (Unaudited)

The Fund's performance figures* for the period ended September 30, 2011, as compared to its benchmark:

		Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class		-18.70%
CWC Small Cap Aggressive Value Fund - Retail Class		-19.00%
Russell 2000 Total Return Index ***		-17.02%

Comparision of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated December 17, 2010 are 1.34% and 1.59% for the Institutional Class and Retail Class respectively.  For performance information current to the most recent month-end, please call 1-855-881-2381

** Inception date is December 31, 2010.

*** The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Semiconductors	11.4%
Electronics	8.2%
Retail	8.1%
Pharmaceuticals	7.8%
Diversified Financial Services	6.9%
Oil & Gas	6.2%
Computers	4.8%
Commercial Services	3.6%
Insurance	2.9%
Food	2.9%
Other, Cash & Cash Equivalents	37.2%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011
Shares			Value
	COMMON STOCK - 96.0%
	AEROSPACE/DEFENSE - 2.1%
9,952	Orbital Sciences Corp. *		$ 127,386

	APPAREL - 2.4%
10,190	Skechers U.S.A, Inc. *		142,966

	BANKS - 2.0%
13,932	Umpqua Holdings Corp.		122,462

	BIOTECHNOLOGY - 1.9%
2,387	Cubist Pharmaceuticals, Inc. *		84,309
805	United Therapeutics Corp. *		30,179
			114,488
	COAL - 0.9%
3,149	Alpha Natural Resources, Inc. *		55,706

	COMMERCIAL SERVICES - 3.6%
31,149	AMN Healthcare Services, Inc. *		124,908
2,804	Arbitron, Inc.		92,756
			217,664
	COMPUTERS - 4.8%
20,338	Logitech International S.A *		158,840
5,437	Synaptics, Inc. *		129,944
			288,784
	DIVERSIFIED FINANCIAL SERVICES - 6.9%
2,199	Affiliated Managers Group, Inc. *		171,632
43,854	FBR & Co. *		104,373
36,319	GFI Group, Inc.		146,002
			422,007
	ELECTRIC - 1.9%
3,207	Allete, Inc.		117,472

	ELECTRONICS - 8.2%
3,362	Cymer, Inc. *		124,999
5,737	FLIR Systems, Inc.		143,712
1,139	Rogers Corp. *		44,569
43,574	Taser International, Inc. *		187,804
			501,084
	ENGINEERING & CONSTRUCTION - 2.6%
13,547	Tutor Perini Corp. *		155,655

	FOOD - 2.9%
5,536	Cal-Maine Foods, Inc.		173,996

	HEALTHCARE-SERVICES - 2.6%
3,419	Covance, Inc. *		155,394

	INSURANCE - 2.9%
9,977	Montpelier Re Holdings, Ltd.		176,393

	MACHINERY-DIVERSIFIED - 1.9%
4,610	iRobot Corp. *		115,988

	MEDIA - 2.4%
8,779	DG FastChannel, Inc. *		148,804

	METAL FABRICATE/HARDWARE - 1.1%
7,184	Commercial Metals Co.		68,320

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011
Shares			Value
	MINING - 1.9%
19,167	Thompson Creek Metals Co., Inc. *		$ 116,344

	OIL & GAS - 6.2%
9,716	Goodrich Petroleum Corp. *		114,843
4,651	Gulfport Energy Corp. *		112,461
11,562	Helix Energy Solutions Group, Inc. *		151,462
			378,766
	PHARMACEUTICALS - 7.8%
4,456	Endo Pharmaceuticals Holdings, Inc. *		124,723
20,582	Rigel Pharmaceuticals, Inc. *		151,484
10,807	Viropharma, Inc. *		195,282
			471,489
	REAL ESTATE - 1.6%
1,824	Jones Lang LaSalle, Inc.		94,501

	REITS - 2.0%
10,375	Capstead Mortgage Corp.		119,728

	RETAIL - 8.1%
9,255	American Eagle Outfitters, Inc.		108,468
10,080	Citi Trends, Inc. *		118,642
6,834	GameStop Corp. *		157,865
12,045	Kirkland's, Inc *		110,453
			495,428
	SAVING & LOANS - 1.8%
10,603	Capitol Federal Financial, Inc.		111,968

	SEMICONDUCTORS - 11.4%
8,125	ATMI, Inc. *		128,538
7,068	Cirrus Logic, Inc. *		104,182
16,090	GT Solar International, Inc. *		112,952
15,524	Kulicke & Soffa Industries, Inc. *		115,809
6,072	Omnivision Technologies *		85,251
13,426	Rubicon Technology, Inc. *		146,746
			693,478
	TELECOMMUNICATIONS - 1.9%
7,787	Oplink Communications, Inc. *		117,895

	TRANSPORTATION - 2.2%
9,479	Nordic American Tankers, Ltd.		133,654

	TOTAL COMMON STOCK- (Cost - $7,433,768)		5,837,820

	SHORT-TERM INVESTMENTS - 5.9%
358,711	Dreyfus Cash Management, 0.04% ** (Cost $358,711)		358,711

	TOTAL INVESTMENTS - 101.9% (Cost - $7,792,479)(a)		$ 6,196,531
	OTHER ASSETS LESS LIABILITIES - (1.9) %		(112,313)
	NET ASSETS - 100.0%		$ 6,084,218

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2011.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,795,195 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 113,404
		Unrealized depreciation:	(1,712,068)
		Net unrealized depreciation:	$ (1,598,664)

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

ASSETS
Investment securities:
At cost	$ 7,792,479
At value	$ 6,196,531
Receivable for securities sold	26,586
Dividends and interest receivable	7,839
Receivable due from Advisor	23,259
TOTAL ASSETS	6,254,215

LIABILITIES
Payable for securities purchased	125,500
Distribution (12b-1) fees payable	88
Fees payable to other affiliates	19,033
Accrued expenses and other liabilities	25,376
TOTAL LIABILITIES	169,997
NET ASSETS	$ 6,084,218

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 7,696,698
Undistributed net investment income	19,647
Accumulated net realized loss from security transactions	(36,179)
Net unrealized depreciation of investments	(1,595,948)
NET ASSETS	$ 6,084,218

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$ 5,888,571
Shares of beneficial interest outstanding	724,146
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 8.13

Retail Class Shares:
Net Assets	$ 195,647
Shares of beneficial interest outstanding	24,156
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 8.10

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS (a)
For the Period Ended September 30, 2011

INVESTMENT INCOME
Dividends	$ 48,317
Interest	159
TOTAL INVESTMENT INCOME	48,476

EXPENSES
Investment advisory fees	46,927
Distribution (12b-1) fees:
Retail Class	234
Administrative services fees	36,690
Professional fees	29,239
Transfer agent fees	26,230
Accounting services fees	19,600
Compliance officer fees	12,220
Printing and postage expenses	8,792
Registration fees	4,367
Custodian fees	3,858
Trustees fees and expenses	3,086
Insurance expense	177
Miscellaneous expenses	2,379
TOTAL EXPENSES	193,799

Plus: Fees waived/reimbursed by the Advisor	(137,650)

NET EXPENSES	56,149

NET INVESTMENT LOSS	(7,673)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(36,179)
Net change in unrealized depreciation of investments	(1,595,948)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,632,127)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (1,639,800)

(a)	The CWC Small Cap Aggressive Value Fund commenced operations on December 31, 2010.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
September 30, 2011 (a)
FROM OPERATIONS
Net investment loss	$ (7,673)
Net realized loss on investments	(36,179)
Net change in unrealized depreciation on investments	(1,595,948)
Net decrease in net assets resulting from operations	(1,639,800)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	7,923,162
Retail Class	706,712
Payments for shares redeemed:
Institutional Class	(449,338)
Retail Class	(456,518)
Net increase in net assets from shares of beneficial interest	7,724,018

TOTAL INCREASE IN NET ASSETS	6,084,218

NET ASSETS
Beginning of Period	-
End of Period*	$ 6,084,218
* Includes undistributed net investment income of:	$ 19,647

SHARE ACTIVITY
Institutional Class:
Shares Sold	765,479
Shares Redeemed	(41,333)
Net increase in shares of beneficial interest outstanding	724,146

Retail Class:
Shares Sold	67,672
Shares Redeemed	(43,516)
Net increase in shares of beneficial interest outstanding	24,156

(a)	The CWC Small Cap Aggressive Value Fund commenced operations on December 31, 2010.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Period Ended
	September 30, 2011 (1)
	Institutional Class	Retail Class
Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.01)	(0.03)
Net realized and unrealized
loss on investments	(1.86)	(1.87)
Total from investment operations	(1.87)	(1.90)

Net asset value, end of period	$ 8.13	$ 8.10

Total return (3,4)	-18.70%	-19.00%

Net assets, at end of period (000s)	$ 5,889	$ 196

Ratio of gross expenses to average
net assets (5,6)	4.63%	5.46%
Ratio of net expenses to average
net assets (5,6)	1.34%	1.59%
Ratio of net investment income
to average net assets (5,6)	(0.18)%	(0.42)%

Portfolio Turnover Rate (4)	31%	31%

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class and Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1.

ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

On December 31, 2010, the Fund received in-kind capital contributions of securities and cash valued at $212,574 in exchange for 21,258 shares.  For federal income tax purposes, the transaction was non-taxable to the Fund.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011(Continued)

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 5,837,820	$ -	$ -	$ 5,837,820
Money Market Funds	$ 358,711	$ -	$ -	$ 358,711
Total	$ 6,196,531	$ -	$ -	$ 6,196,531

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011(Continued)

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2011.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended September 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $9,257,960 and $1,790,068 respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011(Continued)

accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund and the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively.  For the period ended September 30, 2011, the Advisor waived fees in the amount of $137,650.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.59% and 1.34% of the average daily net assets attributable to the Retail Class and Institutional Class, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.59% and 1.34% of the average daily net assets for each share class. If Fund Operating Expenses subsequently exceed 1.59% and 1.34% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  For the period ended September 30, 2011, the Advisor waived fees in the amount of $137,650 that may be recaptured through September 30, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $234 in distribution fee were paid during the period ended September 30, 2011.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor.  The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011(Continued)

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $30,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

6 basis points or 0.06% per annum on the next $400 million in net assets

4 basis points or 0.04% per annum on net assets greater than $500 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $28,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges. The annual minimum is $15,000 per class and the per account charge is $14.00 per account.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended September 30, 2011, the Fund incurred expenses of $12,220 for compliance services pursuant to the Trust’s Agreement with NLCS.  Such fees are included in the line item marked “Compliance officer fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended September 30, 2011, GemCom collected amounts totaling $4,769 for EDGAR and printing services performed.  Such fees are included in the line item marked “Printing and postage expenses” on the Statement of Operations in this shareholder report.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Post	Unrealized	Total
Ordinary	Long-Term	Capital Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 18,939	$ -	$ (32,755)	$ -	$ (1,598,664)	$ (1,612,480)

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2011(Continued)

The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and real estate investment trust adjustments.  The difference between book basis and tax basis undistributed ordinary income is primarily attributable to non-deductible expenses and real estate investment trust adjustments.

At September 30, 2011, the Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains:

Short-Term	Long-Term	Total
$ 32,755	$ -	$ 32,755

Permanent book and tax differences primarily attributable to non-deductible expenses, resulted in reclassification for the Fund for the period ended September 30, 2011 as follows:

Paid in	Accumulated Net
Capital	Investment Loss
$ (27,320)	$ 27,320

6.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

CWC Small Cap Aggressive Value Fund

We have audited the accompanying consolidated statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of , and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 31, 2010 (commencement of operations) through . These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of , by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of , the results of its operations, the changes in its net assets, and the financial highlights for the period December 31, 2010 (commencement of operations) through , in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 22, 2011

CWC SMALL CAP AGGRESSIVE VALUE FUND

EXPENSE EXAMPLES

September 30, 2011 (Unaudited)

As a shareholder of the CWC Small Cap Aggressive Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CWC Small Cap Aggressive Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Power Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/11	Ending Account Value 9/30/11	Expenses Paid During Period*	Ending Account Value 9/30/11	Expenses Paid During Period*

Institutional Class	1.34%	$1,000.00	$741.80	$5.85	$1,018.35	$6.78
Retail Class	1.59%	$1,000.00	$740.40	$6.94	$1,017.10	$8.04

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

CWC SMALL CAP AGGRESSIVE VALUE FUND

SUPPLEMENTAL IMFORMATION

September 30, 2011 (Unaudited)

Approval of Advisory Agreement – CWC Small Cap Aggressive Value Fund

In connection with a regular meeting held on August 12, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors (“CWC ” or the “Adviser”) and the Trust, on behalf of CWC Small Cap Aggressive Value Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees then reviewed the materials provided by CWC, including the financial statements of CWC and discussed the presentation given by CWC regarding the Fund.  The Board discussed the CWC’s capabilities and the experience of its fund management personnel.  The Trustees concluded that CWC has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CWC had not yet commenced operations, the Trustees could not consider the investment performance.  However, the Board, including the Independent Trustees, considered the past performance of CWC with its existing accounts. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that CWC would charge a 1.00% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by CWC in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by CWC from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset level, the Board was satisfied that CWC’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; World Funds, Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006-2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); Member Auditing Standards Board, AICPA (2008-2011).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006-2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004-2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004-Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 - 2007).	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003-2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR

CWC Advisors, LLC

5800 SW Meadows Road, Suite 230

Lake Oswego, OR 97035

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $12,500

(b)

Audit-Related Fees

2011 – None

(c)

Tax Fees

2011 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/11